UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)

                              October 17, 2000
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                             FFY FINANCIAL CORP.
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           (Exact name of registrant as specified in its charter)



         Delaware                   0-21638                34-1735753
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      (State or other      (Commission File Number)      (IRS Employer
      jurisdiction of                                    Identification
      incorporation)                                         Number)


         724 Boardman-Poland Road, Youngstown, Ohio         44512
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          (Address of principal executive offices)        (Zip Code)


   Registrant's telephone number, including area code:        330-726-3396
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                                     N/A
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        (Former name or former address, if changed since last report)


Item 5.     Other Events
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      On October 17, 2000, the Registrant issued the attached press release.


Item 7.     Financial Statements and Exhibits
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      (a)   Exhibits

            1. Press release, dated October 17, 2000.


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FFY FINANCIAL CORP.

Date:  October 19, 2000                By:  /s/ Jeffrey L. Francis
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                                            Jeffrey L. Francis,
                                            President and CEO